Filed under Rule 497(k)

Registration No. 033-52742

SunAmerica Series Trust

SA Columbia Technology Portfolio

(the “Portfolio”)

Supplement dated March 9, 2018, to the Portfolio’s

Summary Prospectus dated May 1, 2017, as supplemented and amended to date

In the section entitled “Portfolio Summary: SA Columbia Technology Portfolio – Investment Adviser,” the table under the heading “Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name and Title	Portfolio Manager of the Portfolio Since

Paul H. Wick Lead Manager	2010
Shekhar Pramanick Co-Manager	2015
Sanjay Devgan Technology Team Member	2015
Jeetil Patel Technology Team Member	2015
Christopher Boova Technology Team Member	2016
Vimal Patel Technology Team Member	2018

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.